Exhibit 99.1
LodgeNet Interactive Corporation UBS 37th Annual Global Media and Communications Conference December 9, 2009

Certain statements in this presentation constitute "forward-looking statements." When used in this presentation the words "intends," "expects," "anticipates," "estimates," "believes," "goal," "no assurance" and similar expressions, and statements which are made in the future tense or refer to future events or developments, including, without limitation, our estimates of the effects of an economic rebound, are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause the actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the effects of economic conditions, including general financial conditions (including those represented recently by liquidity crises, government bailouts and assistance plans, bank failures, and recessionary threats and developments); the economic condition of the lodging industry, which can be particularly affected the financial conditions referenced above, as well as by high gas prices, levels of unemployment, consumer confidence, acts or threats of terrorism and public health issues; competition from providers of similar services and from alternative systems for accessing in-room entertainment; competition from HSIA providers; changes in demand for our products and services; programming availability, timeliness, quality, and costs; technological developments by competitors; developmental costs, difficulties, and delays; relationships with customers and property owners, in particular as we reduce capital investment; the availability of capital to finance growth; compliance with credit facility covenants; the impact of governmental regulations; potential effects of litigation; risks of expansion into new markets; risks related to the security of our data systems; and other factors detailed, from time to time, in our filings with the Securities and Exchange Commission. For any of the foregoing reasons, our guidance and our actual financial results may not meet our expectations. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

World's Largest Provider of Media & Connectivity Services to Hospitality Businesses 1.9 Million Rooms Top 10 MSO Equivalent 85% Share of VOD-Served Market Connect, Inform & Entertain Over 500 Million Travelers Highly Interactive Audience Powerful Guest "Touch Points" in High-Definition TV & Internet LodgeNet Interactive (CHART) (CHART) (CHART) 98% 35% Guests Turn on Television "Go Interactive" "Log On" to the Internet* * Source: 2008 Zoomerang Survey 87%

Diversifying Revenues Reducing Impact of Occupancy Fluctuations Minimizing Company's Capital Requirements Generating Incremental Cash Flow Proactively Managing Business Right-Sizing Operations to Environment Managing Capital Investment Levels Increasing Free Cash Flow Reducing Leverage Enhancing Position for Economic Recovery Result: Greater Shareholder Value Strategic Focus: Enhanced Shareholder Value

1.9 Million Rooms Worldwide Operating in US, Canada & Mexico; Licensees in 23 Countries (CHART) A Diversified Customer Base

A Diversified Customer Base Focused By Brand . . . Diversified By Decision (Based on Number of Rooms) (CHART) (CHART) 1,500+ Ownership & Management Groups

FTG VOD HD Advanced IP Broadband Advertising Since 1996 Since 1983 Since 1980's Since 1990's Long-Standing Industry Relationships Strategic Partners

Guest Entertainment Pay-Per-View Entertainment Content Sold to Hotel Guests in 1.9 Million Rooms Movies, Music, Games, Subscription Sports and More Hotel Services Cable Television Programming Sold to Hotels, Serving 1.1 Million Rooms Internet Access Services Sold to Hotels, Serving Over 200 Thousand Rooms System Sales & Related Domestic and International Sales of VOD,FTG and Internet Access Systems Professional Solutions for Professional Design, Project Management and Installation Services Advertising and Healthcare Traveler Targeted Advertising in More Than 1 Million Hotel Rooms Sale of Interactive Television Systems and Services to Healthcare Facilities Traditional & Diversified Revenues (in millions,9 mo '09) $227.8 $98.7 $33.7 $11.0

Number of Hospitals (CHART) Healthcare Drivers: Patient Education Patient Safety Patient Satisfaction 45 55 (As of 12/01/09) LodgeNet Healthcare Healthcare Economics: Interactive System Sale Per Bed $1,000 - $1,500 Gross Profit Margin 30% - 40% Recurring Revenue Per Bed Per Month $25 - $35 Gross Profit Margin 30% - 40% Number of Hospitals

39% of Revenue from Strategic Growth Initiatives (CHART) * "Other" includes System Sales and Related Services, THN & Healthcare +9.4% - 20.9% +31.2% ($ in millions) $371.2 $412.5 Growth Initiatives Generate $143 Million Diversification Initiatives Buffer Recession Guest Entertainment Hotel Services Other Total Revenue Down 10.0%

Guest Entertainment Hotel Services Other* * "Other" includes System Sales and Related Services, THN & Healthcare Increasing Impact of Diversification Based on Revenue 9 Months 2006 Revenue: $219M (CHART) (CHART) 9 Months 2009 Revenue: $371M

Reductions Driven by: Integration Synergies Cost Control Initiatives Workforce Reductions Expense Controls Offset 73% of Gross Profit Decline (CHART) System Operations and SG&A $65.2 Managing Operating Expenses ($ in millions) $86.4 - 25%

$53.4 Proactively Managed by: Fewer Room Installations Lower Per Room Investment Hotel Contributions Increasing Right-Sizing to Environment (CHART) - 71% Managing Capital Investments ($ in millions) $15.4

New Balance in Equipment Cost Sharing with Hotel Customers On Command Acquired on 4/4/07 * 2006 2007 2008 2009 Rolling Four Quarters As Percent of Total Installation Cost Hotels Contributing Larger Percent of Capital

Less Capital Per Interactive Room Further Capital Reductions Through TV Manufacturer Arrangements TV Manufacturers "Embedding" LodgeNet Technology into HDTV Sets Reduces Cost of Installed Room by $50 - $75 - Equates to a 20-25% Reduction in Total Capital per Interactive Room Hotels Buy "LodgeNet Ready" Sets - Faster, Lower Cost Installations (CHART) $405 $316 (CHART) $324 $263

$51.9 $48.1 $25.4 $7.8 Increasing Free Cash Flow* (TTM $ in millions) * Free Cash Flow Definition - see slide 21 $61.8 Trailing Twelve Months

(CHART) $486.0 *Debt, Net of Cash Accelerating Debt* Reduction (in millions) $469.9 Reducing Interest Expense Per Quarter - Down 13% since Q1 '08 Projecting $3.5-$4.0 Million Interest Expense Savings in 2010 Due to Maturity of Swap

Business Outlook Maintaining Conservative Operating Plan Pending Recovery Continue to Manage Business within Leverage Parameters Balance Growth Opportunities and Free Cash Flow Performance Revenue Outlook System and Related Services Sales Impacted by Tightened Hotel Capital Budgets Some Signs of Recovery in Guest Entertainment (CHART) Guest Entertainment Monthly Revenue per Room

(Annualized $ in millions) GE Revenue AOCF $38 $23 $76 100% Rebound 50% Rebound * Guest Entertainment Revenue Down 21% for 9 Months '09 (CHART) $46 Impact on Guest Entertainment* Significant Operating Leverage With Economic Recovery Business Outlook (cont.)

LodgeNet: Investment Summary Largest Provider with 85% VOD Market Share Recurring Revenue Based on Long-Term Contracts Diversified Revenue Opportunities: - HDTV Transition, Hotel Services, The Hotel Networks, Healthcare Proactively Managing Business Generating Increased Levels of Free Cash Flow Positioned to Capitalize on Economic Recovery

Reconciliation of Operating Income to Adjusted Operating Cash Flow Operating Income Plus: Depreciation and Amortization Plus: Amortization of Purchased Intangibles Plus: Restructuring/Organization Charges and Integration Expenses Plus: Share-Based Compensation Plus: Impairment Charge Less: Insurance Proceeds Equals: Adjusted Operating Cash Flow Reconciliation of Free Cash Flow Cash from Operations Less: Cash Used for Investing Activities, including Growth-Related Capital Equals: Free Cash Flow

Free Cash Flow Analysis* * Free Cash Flow Definition - see slide 22 ($ in millions except per share) 9 month comparison